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                                                               EXHIBIT 10.44



                           RAYTEL MEDICAL CORPORATION

                                 PROMISSORY NOTE

                                   $10,000,000

                          Dated as of September 2, 1996

         FOR VALUE RECEIVED, the undersigned, RAYTEL MEDICAL CORPORATION, a Delaware corporation (hereinafter, together with its successors in title and assigns, called the "BORROWER"), promises to pay on or before the Final Maturity Date (as defined in the Credit Agreement to which reference herein is made to the order of BANQUE PARIBAS (hereinafter, together with its successors in title and assigns, called the "BANK"), at the Agent's Head Office, the principal sum of TEN MILLION DOLLARS ($10,000,000) in immediately available funds or, if less, the aggregate unpaid principal amount of the Loans made by the Bank to the Borrower pursuant to the Credit Agreement to which reference is hereinafter made and to pay interest, in like money, on the unpaid principal amount owing hereunder from time to time from the date hereof until payment in full of such principal amount as provided in the Credit Agreement.

         This Note is made and delivered by the Borrower pursuant to Section 2.4 of the Amended and Restated Credit Agreement dated as of August 14, 1996 by and among the Borrower, the Bank and Bank of Boston Connecticut in its capacity as agent for itself and the lenders therein named (as amended and in effect from time to time, the "CREDIT AGREEMENT"), and is entitled to the benefits and is subject to the provisions of the Credit Agreement All capitalized terms used herein which are defined in the Credit Agreement shall have the same meanings herein as therein. This Note replaces in part a certain Promissory Note dated August 14, 1996, in the original principal amount of $6,000,000, previously executed and delivered by the Borrower to Banque Paribas.

         The Borrower also promises to pay interest on the unpaid principal amount of the Loans outstanding until paid in full at the rates per annum set forth in or established pursuant to the Credit Agreement. Such interest shall be payable on such dates as are determined from time to time pursuant to the Credit Agreement and shall be calculated as therein provided.

         The Borrower has the right in certain circumstances to prepay the principal of this Note on the terms and conditions specified in the Credit Agreement.

         If any Default or Event of Default shall occur, the entire unpaid principal amount of this Note and all of the unpaid interest accrued thereon may become or be declared due and payable in the manner and with the effect provided in the Credit Agreement.

         The Borrower and all guarantors and endorsers hereby waive presentment, demand, protest and notice of any kind in connection with the delivery, acceptance, performance and enforcement of this Note, and also hereby assent to extensions of time of payment or forbearance or other indulgences without notice.
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         This Note and the obligations of the Borrower hereunder shall be governed by, and interpreted and determined in accordance with, the laws of the State of Connecticut.

         THE BORROWER HEREBY REPRESENTS, COVENANTS AND AGREES THAT THE PROCEEDS OF THE LOANS SHALL BE USED FOR GENERAL COMMERCIAL PURPOSES AND AS FURTHER PROVIDED IN THE CREDIT AGREEMENT. AND THAT THIS NOTE IS PART OF A "COMMERCIAL TRANSACTION" AS DEFINED BY THE STATUTES OF THE STATE OF CONNECTICUT. THE BORROWER HEREBY WAIVES ALL RIGHTS TO NOTICE AND PRIOR COURT HEARING OR COURT ORDER UNDER CONNECTICUT GENERAL STATUES SECTIONS 52-278A ET SEQ. AS AMENDED OR UNDER ANY OTHER STATE OR FEDERAL LAW WITH RESPECT TO ANY AND ALL PREJUDGMENT REMEDIES THE BANK MAY EMPLOY TO ENFORCE ITS RIGHTS AND REMEDIES HEREUNDER. MORE SPECIFICALLY, THE BORROWER ACKNOWLEDGES THAT BANK'S ATTORNEY MAY, PURSUANT TO CONNECTICUT GENERAL STATUES, SECTION 52-278F, ISSUE A WRIT FOR A PREJUDGMENT REMEDY WITHOUT SECURING A COURT ORDER. THE BORROWER ACKNOWLEDGES AND RESERVES ITS RIGHT TO NOTICE AND A HEARING SUBSEQUENT TO THE ISSUANCE OF A WRIT FOR PREJUDGMENT REMEDY BY BANK'S ATTORNEY. THE BANK ACKNOWLEDGES THE BORROWER'S RIGHT TO SAID HEARING SUBSEQUENT TO THE ISSUANCE OF SAID WRIT.

         IN WITNESS WHEREOF, the Borrower has caused this Note to be signed in its corporate name by its duly authorized officer on the day and in the year first above written.

                                                  RAYTEL MEDICAL CORPORATION

                                                  By: /s/ E. Payson Smith, Jr.
                                                     --------------------------
                                                      E. Payson Smith, Jr.
                                                      Senior Vice President and
                                                      Chief Financial Officer